                                                                    EXHIBIT 99.3

                                RESTATED BY-LAWS

                                       OF

                            PS GROUP HOLDINGS, INC.

                      AS AMENDED EFFECTIVE MARCH 12, 1997

                                RESTATED BY-LAWS

                                       OF

                            PS GROUP HOLDINGS, INC.

                      AS AMENDED EFFECTIVE MARCH 12, 1997

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE I    Offices............................................................ 1
ARTICLE II   Meetings of Stockholders........................................... 1
ARTICLE III  Directors.......................................................... 4
ARTICLE IV   Officers........................................................... 7
ARTICLE V    Seal............................................................... 9
ARTICLE VI   Form of Stock Certificate.......................................... 9
ARTICLE VII  Representation of Shares of Other Corporations..................... 9
ARTICLE VIII Transfers of Stock................................................. 9
ARTICLE IX   Lost, Stolen or Destroyed Certificates............................. 9
ARTICLE X    Record Date........................................................ 10
ARTICLE XI   Registered Stockholders............................................ 10
ARTICLE XII  Fiscal Year........................................................ 10
ARTICLE XIII Notices............................................................ 10
ARTICLE XIV  Amendments......................................................... 11
ARTICLE XV   Indemnification and Insurance...................................... 11

                               RESTATED BY-LAWS

                                      OF

                            PS GROUP HOLDINGS, INC.
                            A DELAWARE CORPORATION
                    (HEREINAFTER CALLED THE "CORPORATION")

                                   ARTICLE I

                                    OFFICES

  SECTION 1. Registered Office. The registered office of this Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof is The Corporation Trust Company.

  SECTION 2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors (the "Board") may from time to time designate or the business of the Corporation may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

  SECTION 1. Place of Meetings. Meetings of stockholders shall be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

  SECTION 2. Annual Meetings. Annual meetings of stockholders shall be held on the fourth Tuesday of May, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or at such other date and time set by the Board and stated in the notice of the meeting, at which the stockholders shall elect a Board, and transact such other business as may properly be brought before the meeting.

  Nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice with respect to such meeting, (b) by or at the direction of the Board or (c) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware and, if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, solicits or participates in the solicitation of proxies in support of such proposal or nominees, the stockholder must have timely indicated its, or such beneficial owner's, intention to do so as provided in subclause (c) (iii) of this paragraph. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth: (i) (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and
(iii) whether either such stockholder or beneficial owner intends to solicit or participate in the solicitation of proxies in favor of such proposal or nominee(s).

  Notwithstanding anything in the second sentence of the second paragraph of this Section 2 to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

  Only persons nominated in accordance with the procedures set forth in this section shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

  For purposes of this Section 2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

  Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this By-law. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

  The provisions of the second through the seventh paragraphs of this Section 2 shall apply to any annual meeting of stockholders following the 1997 annual meeting.

  SECTION 3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by applicable law or by the Certificate of Incorporation, may be called by the Chairman of the Board (or, if the Board does not appoint a Chairman of the Board, the Chief Executive Officer) and shall be called by the Chairman of the Board (or, if the Board does not appoint a Chairman of the Board, the Chief Executive Officer) or Secretary at the request in writing of a majority of the Board, or if, and only if, the special meeting is to be called for the purpose of removing a member of the Board (a "Director") for cause, at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and the business transacted at any such special meeting of stockholders shall be limited to the purposes set forth in the notice. Stockholders may not request the call of a special meeting for any purpose other than as provided herein.

  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be selected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3. Nominations by stockholders of persons for election to the Board may be made at such a special meeting of stockholders if the notice that such stockholder would be required to give, in the case of a nomination proposed to be made at an annual meeting of stockholders, by the third paragraph of Article II, Section 2 of these By-laws shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominee(s) proposed by the Board to be elected at such meeting.

  SECTION 4. Stockholder Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

  SECTION 5. Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

  SECTION 6. Quorum and Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law or by the Certificate of Incorporation. If it shall appear that such quorum is not present or represented at any meeting of stockholders, the Chairman of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence in person or by proxy of stockholders holding a majority of the outstanding votes, including without limitation, evidence from any record of stockholders who have signed a register indicating their presence at the meeting.

  SECTION 7. Voting. In all matters, the vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

  SECTION 8. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize in writing or by any other means as is provided in
Section 212 of the Delaware General Corporation Law another person or persons to act for him by proxy, but no proxy shall be voted or acted upon after eleven months from its date, unless the person executing the proxy specifies therein the period of time for which it is to continue in force.

  SECTION 9. Judges of Election. The Board may appoint a Judge or Judges of Election for any meeting of stockholders. Such Judges shall decide upon the qualification of the voters and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes, and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. The Judges need not be stockholders, and any officer of the Corporation may be a Judge on any position other than a vote for or against a proposal in which he shall have a material interest.

  SECTION 10. Notice of Stockholder Business at the 1997 Annual Meeting. This
Section 10 shall apply to the 1997 annual meeting of the stockholders of the Corporation; notice of stockholder business at all subsequent annual meetings shall be governed by Section 2 of Article II of these By-laws (and not this Section 10) and notice of stockholder business at all special meetings shall be governed by Section 3 of Article II of these By-laws. At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 10. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 10. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                  ARTICLE III

                                   DIRECTORS

  SECTION 1. Powers. The Board shall have the power to manage or direct the management of the property, business and affairs of the Corporation, and except as expressly limited by law, to exercise all of its corporate powers. The Board may establish procedures and rules, or may authorize the Chairman of any meeting of stockholders to establish procedures and rules, for the fair and orderly conduct of any stockholders meeting, including without limitation, registration of the stockholders attending the meeting, adoption of an agenda, establishing the order of business at the meeting, recessing and adjourning the meeting for the purposes of tabulating any votes and receiving the result thereof, the timing of the opening and closing of the polls, and the physical layout of the facilities for the meeting.

  SECTION 2. Number. The Board shall consist of one or more members in such number as shall be determined from time to time by resolution of the Board. Until otherwise determined by such resolution, the Board shall consist of five members. Directors need not be stockholders, and each Director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal.

  SECTION 3. Nominations. Nominations of candidates for election as Directors of the Corporation may be made by the Board or by any stockholder entitled to vote at a meeting at which one or more Directors are to be elected (an "Election Meeting").

  Nominations made by the Board shall be made at a meeting of the Board or by written consent of Directors in lieu of a meeting, not less than thirty days prior to the date of an Election Meeting. At the request of the Secretary of the Corporation, each proposed nominee shall provide the Corporation with such information concerning himself as is required, under the rules of the Securities and Exchange Commission, to be included in the Corporation's proxy statement soliciting proxies for his election as a Director.

  Not less than thirty days prior to the date of an Election Meeting any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice to the Secretary of the Corporation setting forth (i) the name, age, business address, and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee,
(iii) the number of shares of capital stock of the Corporation which are beneficially owned by each such nominee and (iv) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent to serve as a Director of the Corporation, if elected, of each such nominee.

  In the event that a person is validly designated as a nominee and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

  If the chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

  The provisions of the third through fifth paragraphs of this Section 3 shall apply to any nominations by stockholders for election as a Director of the Corporation at the 1997 annual meeting of stockholders; nominations by stockholders for election as a Director of the Corporation at all subsequent annual meetings shall be governed by Section 2 of Article II of these By-laws (and not this Section 3) and nominations by stockholders for election as a Director of the Corporation at all special meetings shall be governed by
Section 3 of Article II of these By-laws (and not this Section 3).

  SECTION 4. Class Division and Term. The Board shall be and is divided into three classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such Director was elected; and until his successor shall have been elected and qualified; provided, however, that each initial Director in Class I shall hold office until the annual meeting of stockholders in 1997; each initial Director in Class II shall hold office until the annual meeting of stockholders in 1998; and each initial Director in Class III shall hold office until the annual meeting of stockholders in 1999.

  In the event of any increase or decrease in the authorized number of Directors, (i) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his prior death, retirement, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the three classes of Directors so as to maintain such classes as nearly equal as possible.

  SECTION 5. Vacancies and Newly Created Directorships. Any vacancy in the Board caused by death, resignation, removal or otherwise, or through an increase in the number of Directors of a class, shall be filled by a majority vote of the remaining Directors of the class in which such vacancy occurs, or by the sole remaining Director of that class if only one Director remains, or by the majority vote of the remaining Directors of the other two classes if there be no remaining members of the class in which the vacancy occurs. A Director so elected to fill a vacancy shall serve for the remainder of the then present term of the office of the class to which he was elected.

  SECTION 6. Initial Meeting. The Board shall meet as soon as practicable after the annual election of Directors and notice of such first meeting shall not be required.

  SECTION 7. Regular Meeting. Regular meetings of the Board shall be held without call or notice at such time and place as shall from time to time be fixed by standing resolution of the Board.

  SECTION 8. Special Meetings. Special meetings of the Board may be called at any time, and for any purpose permitted by law, by the Chairman of the Board, the Chief Executive Officer or by the Secretary on the request (whether written or oral) of any two members of the Board, which meetings shall be held at the time and place designated by the person or persons calling the meeting. Notice of the time and place of any such meetings shall be given to the Directors by the Secretary, or in case of his absence, refusal or inability to act, by any other officer. Any such notice may be given by mail, by private express courier service, by telegraph, by telecopier, by telephone, by personal service, or by any thereof as to different Directors.

  Notice to a Director by mail or by private express courier service shall be deemed to have been given if addressed to such Director at the address shown upon the records of the Corporation for such Director (or as may have been given to the Corporation by such Director for purposes of notice) and deposited in a United States Post Office or delivered to such private express courier service, as the case may be, at least forty-eight hours before the time of the meeting. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted to the recipient by the person giving the notice by electronic means. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office or home of the recipient who may reasonably be expected to communicate the notice to the recipient.

  A notice need not specify the purpose of any special meeting of the Board. Whenever any Director has been absent from any meeting of the Board for which notice has not been dispensed with, an entry in the minutes of such meeting to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of such meeting was given to such Director.

  SECTION 9. Quorum. At all meetings of the Board a majority of the whole Board shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law or by the Certificate of Incorporation or by these By-laws. Any meeting of the Board may be adjourned to meet again at a stated day and hour. Even though no quorum is present, as required in this Section, a majority of the Directors present at any meeting of the Board, either regular or special, may adjourn from time to time until a quorum be had, but no later than the time fixed for the next regular meeting of the Board. Notice of any adjourned meeting need not be given.

  SECTION 10. Fees and Compensation. Each Director and each member of a committee of the Board shall receive such fees and reimbursement of expenses incurred on behalf of the Corporation or in attending meetings as the Board may from time to time determine.

  SECTION 11. Meetings by Telephonic Communication. Members of the Board or any committee thereof may participate in a regular or special meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, if the standing resolutions fixing the time and place of a regular meeting or if the notice of the time and place of any regular or special meeting provides for such participation. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

  SECTION 12. Qualification of Directors. No person can be elected a Director of this Corporation (whether by vote of the stockholders or the Directors) if, were he or she to be elected a Director, less than a majority of the total number of Directors would be Outside Directors. If such a person is nominated for Director, no votes cast for his or her election shall be counted and, for this purpose, the announcement of the results of any election of Directors, shall be delayed pending the determination by the Board referred to below. An Outside Director is a person who is not: (a) an officer or employee of the Corporation or any relative of an officer or employee; (b) a Related Person (as that term is defined in Article X of the Corporation's Certificate of Incorporation) or an officer, director, employee, associate or affiliate of a Related Person, or a relative of any of the foregoing; or (c) a person having a direct or indirect material business relationship with the Corporation. The Board shall be empowered to determine in its sole and absolute discretion whether a person is or is not an Outside Director within the meaning of the foregoing.

  SECTION 13. Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee and if the Board has not designated one or more alternates (or if such a designation has been made, in the absence or disqualification of such alternate(s)), the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member or alternate. Any such committee, to the extent provided in the resolution of the Board shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

  SECTION 14. Action Without Meetings. Unless otherwise restricted by applicable law or by the Certificate of Incorporation or by these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without meeting if all members of the Board or of such committee consent thereto in writing as the case may be, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Action shall be taken by the stockholders only at annual or special meetings of stockholders and stockholders may not act by written consent.

                                  ARTICLE IV

                                   OFFICERS

  SECTION 1. Appointment and Salaries. The Board shall appoint the executive officers who shall include a Chief Executive Officer, one or more Vice Presidents (one or more of whom may be designated as Executive Vice Presidents or as Senior Vice Presidents), a Secretary, a Controller, and a Treasurer. The Board may also appoint a Chairman of the Board and a President and the Board or the Chief Executive Officer may appoint such other officers (including Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers) as the Board or they may deem necessary or desirable. The Board shall fix the salaries of all officers appointed by it. Unless prohibited by applicable law or by the Certificate of Incorporation or by these By-laws, one person may be elected or appointed to serve in more than one official capacity.

  SECTION 2. Removal and Resignation. Any officer may be removed, either with or without cause, by the Board or, in the case of an officer not appointed by the Board by the Chief Executive Officer (or if the Board does not appoint a Chief Executive Officer, the President). Any officer may resign at any time by giving notice to the Board or to the Chief Executive Officer (or if the Board does not appoint a Chief Executive Officer, the President), or to the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.

  SECTION 3. The Chairman of the Board; Vice Chairman. The Board may, at its election, appoint a Chairman of the Board. If such an officer be elected, he shall, if present, preside at all meetings of the stockholders and of the Board and shall have such other powers and duties as may from time to time be assigned to him by the Board. The Board may, at its election, also appoint a Vice Chairman of the Board to preside at all meetings of the stockholders and of the Board in the absence of the Chairman of the Board and to have such other powers and duties as may from time to time be assigned to him by the Board.

  SECTION 4. The Chief Executive Officer. Subject to such powers, if any, as may be given by the Board to the Chairman of the Board, if there is such an officer, the Chief Executive Officer shall be the chief executive officer of the Corporation with the powers of general manager, and he shall have supervision over and may exercise general executive powers concerning all of the operations and business of the Corporation, with the authority from time to time to delegate to other officers such executive and other powers and duties as he may deem advisable. If there be no Chairman of the Board or if he is absent, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board, unless the Board appoints another person who need not be a stockholder, officer or Director of the Corporation, to preside at a meeting of stockholders.

  SECTION 5. The Vice President. In the absence of the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) or in the event of his inability or refusal to act, the Vice President (or if there be more than one Vice President, the Vice Presidents in the order of their rank or, if of equal rank, then in the order designated by the Board or the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) or, in the absence of any designation, then in the order of their appointment) shall perform the duties of the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President). The rank of Vice Presidents in descending order shall be Executive Vice President, Senior Vice President, Vice President, and Assistant Vice President. The Vice President shall perform such other duties and have such other powers as the Board may from time to time prescribe.

  SECTION 6. The Secretary. The Secretary shall attend all meetings of the Board and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the committees when required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board. He shall have custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall perform such other duties and have such other powers as the Board or the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) may from time to time prescribe.

  SECTION 7. The Treasurer and the Controller. The Treasurer and the Controller shall each have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. Either the Treasurer or the Controller may disburse the funds of the Corporation as may be ordered by the Board or the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President), taking proper vouchers for such disbursements, and shall render to the Board and Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) an account of transactions and of the financial condition of the Corporation. The Treasurer and the Controller each shall perform such other duties and have such other powers as the Board or the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) may from time to time prescribe.

  SECTION 8. Assistant Officers. An Assistant Officer shall, in the absence of the officer to whom he is an assistant or in the event of such officers inability or refusal to act (or, if there be more than one such assistant officer, the assistant officers in the order designated by the Board or the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) or, in the absence of any designation then in the order of their appointment), perform the duties and exercise the powers of such officer. An Assistant Officer shall perform such other duties and have such other powers as the Board or the Chief Executive Officer (or, if the Board does not appoint a Chief Executive Officer, the President) may from time to time prescribe.

                                   ARTICLE V

                                     SEAL

  It shall not be necessary to the validity of any instrument executed by any authorized officer or officers of the Corporation, that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts, and writings of all kinds signed on behalf of the Corporation by any authorized officer or officers thereof shall be as effectual and binding on the Corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto.

                                  ARTICLE VI

                           FORM OF STOCK CERTIFICATE

  Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chief Executive Officer or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of the issue.

                                  ARTICLE VII

                REPRESENTATION OF SHARES OF OTHER CORPORATIONS

  The Chief Executive Officer or any other officer or officers authorized by the Board or the Chief Executive Officer are each authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

                                 ARTICLE VIII

                              TRANSFERS OF STOCK

  Subject to any provisions relating to restrictions on transfer of the Corporation's shares contained in, or adopted pursuant to, these By-laws or the Certificate of Incorporation, upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

                                  ARTICLE IX

                    LOST, STOLEN OR DESTROYED CERTIFICATES

  The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   ARTICLE X

                                  RECORD DATE

  The Board may fix in advance a date, which shall not be more than sixty days nor less than ten days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, not withstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                                  ARTICLE XI

                            REGISTERED STOCKHOLDERS

  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by applicable law.

                                  ARTICLE XII

                                  FISCAL YEAR

  The fiscal year of the Corporation shall be fixed by resolution of the Board.

                                 ARTICLE XIII

                                    NOTICES

  SECTION 1. Manner of Notice. Whenever under the provisions of the statutes or of the Certificate of Incorporation or of these By-laws notice is required to be given to any Director, committee member, officer or stockholder, it shall not be construed to mean personal notice, but such notice may be given, in the case of stockholders, in writing, by mail, by depositing the same in the post office or letterbox, in a postpaid sealed wrapper, addressed to such stockholder, at such address as appears on the books of the Corporation, or, in default of other address, to such stockholder at the General Post Office in the City of Wilmington, Delaware, and, in the case of Directors, committee members and officers, by telephone, or by mail or by telegram to the last business address known to the Secretary of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed or telegraphed or telephoned.

  SECTION 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

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

                                  ARTICLE XIV

                                  AMENDMENTS

  The Board shall have the power to make, adopt, alter, amend and repeal from time to time By-laws of this Corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend, and repeal By-laws made by the Board; provided, however, that By-laws shall not be adopted, altered, amended or repealed by the stockholders of the Corporation, except by the vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Common Stock.

                                  ARTICLE XV

                         INDEMNIFICATION AND INSURANCE

  SECTION 1. Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Delaware, as the same exist or may hereafter be amended, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgements, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

  SECTION 2. Right of Claimant to Bring Suit. If a claim under Section 1 of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

  SECTION 3. Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

  SECTION 4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability, loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware law.

  SECTION 5. Expenses as a Witness. To the extent that any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

  SECTION 6. Indemnity Agreements. The Corporation may enter into agreements with any director, officer, employee or agent of the Corporation providing for indemnification to the full extent permitted by Delaware law.

                                      12